UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2010
(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut		06506

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code (203) 499-2000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On October 5, 2010, UIL Holdings Corporation (the “Registrant”) issued a press release announcing that it had sold $450 million aggregate principal amount of 4.625% Notes due 2020 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.1.
The Registrant is furnishing the information in this Item 7.01 and in Exhibit 99.1 to comply with Regulation FD. Such information, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or the Exchange Act, regardless of any general incorporation language in such filings.
Item 8.01 Other Events
On October 4, 2010, the Registrant entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Banc of America Securities LLC in connection with the sale by the Registrant of the Notes. The closing of the offering occurred on October 7, 2010. The Notes were issued pursuant to a Senior Indenture dated as of October 7, 2010 (the “Indenture”), as supplemented by a First Supplemental Indenture thereto dated as of October 7, 2010 (the “Supplemental Indenture”), in each case between the Registrant and The Bank of New York Mellon, as trustee.
The Notes were issued in an underwritten public offering pursuant to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-157854), filed with the Securities and Exchange Commission on March 11, 2009 (the “Registration Statement”), and the related prospectus dated March 11, 2009 and prospectus supplement dated October 4, 2010.
The above description of the Underwriting Agreement, the Notes, the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of the Underwriting Agreement, the form of Note, the Indenture and the Supplemental Indenture. The Underwriting Agreement, the form of Note, the Indenture and the Supplemental Indenture are attached as exhibits hereto.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits: The following exhibits are filed, or in the case of Exhibit 99.1 furnished, as part of this report:

Exhibit Description

1.1	Underwriting Agreement, dated October 4, 2010 between UIL Holdings Corporation and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Banc of America Securities LLC as representatives of the several underwriters

4.1	Senior Indenture dated as of October 7, 2010 between UIL Holdings Corporation and The Bank of New York Mellon, as trustee

4.2	First Supplemental Indenture dated as of October 7, 2010 between UIL Holdings Corporation and The Bank of New York Mellon, as trustee

4.3	Form of Note

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the Notes

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on October 5, 2010
Information Regarding Forward-Looking Statements
Certain statements contained herein and in the exhibits filed or furnished herewith, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future including, without limitation, the Registrant’s expectations with respect to the benefits, costs and other anticipated financial impacts of the proposed gas company acquisition transaction; future financial and operating results of the Registrant; the Registrant’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the availability of financing; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction. Such forward-looking statements are based on the Registrant’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, changes in financial markets, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Registrant’s subsidiaries. Examples of such risks and uncertainties specific to the transaction include, but are not limited to: the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the transaction, or the failure of other closing conditions; and the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in the Registrant’s most recent Annual Report on Form 10-K and other subsequent filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Registrant undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: October 7, 2010	By	/s/ Richard J. Nicholas
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
1.1	Underwriting Agreement, dated October 4, 2010 between UIL Holdings Corporation and Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC and Banc of America Securities LLC as representatives of the several underwriters

4.1	Senior Indenture dated as of October 7, 2010 between UIL Holdings Corporation and The Bank of New York Mellon, as trustee

4.2	First Supplemental Indenture dated as of October 7, 2010 between UIL Holdings Corporation and The Bank of New York Mellon, as trustee

4.3	Form of Note

5.1	Opinion of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation, with respect to the legality of the Notes

23.1	Consent of Wiggin and Dana LLP, acting as counsel to UIL Holdings Corporation (included in Exhibit 5.1 hereto)

99.1	Press release issued by UIL Holdings Corporation on October 5, 2010